SUPPLEMENT TO THE

FIDELITY FREEDOM FUNDS®

Fidelity Freedom Income Fund®
Fidelity Freedom 2000 Fund®
Fidelity Freedom 2010 Fund®
Fidelity Freedom 2020 Fund®
Fidelity Freedom 2030 Fund®
Fidelity Freedom 2040 FundSM
Funds of Fidelity Aberdeen Street Trust

STATEMENT OF ADDITIONAL INFORMATION

May 29, 2001

The following information replaces the similar information found under the heading "Investment Limitations of Fidelity Freedom Income Fund®, Fidelity Freedom 2000 Fund®, Fidelity Freedom 2010 Fund®, Fidelity Freedom 2020 Fund®, and Fidelity Freedom 2030 Fund®" beginning on page 2.

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

FFB-01-01 December 29, 2001
1.476278.114

The following information replaces the similar information found under the heading "Investment Limitations of Fidelity Freedom 2040 Fund SM " on page 3.

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Effective January 1, 2002, the "Money Market Insurance" paragraph beginning on page 13 is no longer applicable.

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